SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : October 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of February 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-08                   74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee.On October 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee under the Agreement referred to herein

Date:  October 26, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2001



             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
          Original         Beginning                                                                                  Ending
            Face           Principal                                                        Realized  Deferred       Principal
Class      Value           Balance             Principal        Interest          Total      Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       95,478,000.00    79,249,920.50     4,215,699.85       207,453.18     4,423,153.03       0.00       0.00    75,034,220.65
IA2        1,000,000.00       830,033.31        44,153.63         2,172.79        46,326.42       0.00       0.00       785,879.68
IA3        1,796,834.00     1,481,839.51        97,478.39             0.00        97,478.39       0.00       0.00     1,384,361.12
IIA1      43,036,000.00    34,168,747.12     1,660,667.54        92,860.69     1,753,528.23       0.00       0.00    32,508,079.58
IIA2       1,000,000.00       793,957.32        38,587.87         2,157.74        40,745.61       0.00       0.00       755,369.45
IIA3       1,499,678.00     1,257,165.66         5,147.14             0.00         5,147.14       0.00       0.00     1,252,018.52
B1         2,294,000.00     2,285,995.40         1,149.77        16,192.47        17,342.24       0.00       0.00     2,284,845.63
B2         1,911,000.00     1,904,331.82           957.80        13,489.02        14,446.82       0.00       0.00     1,903,374.02
B3         1,529,000.00     1,523,664.76           766.34        10,792.63        11,558.97       0.00       0.00     1,522,898.42
B4         2,064,000.00     2,056,797.94         1,034.49        14,568.99        15,603.48       0.00       0.00     2,055,763.45
B5           687,000.00       684,602.79           344.33         4,849.27         5,193.60       0.00       0.00       684,258.46
B6           696,081.00       693,664.34           346.22         4,913.46         5,259.68       0.00       0.00       693,318.12
R                100.00             0.00             0.00             0.00             0.00       0.00       0.00             0.00
TOTALS   152,991,693.00   126,930,720.47     6,066,333.37       369,450.24     6,435,783.61       0.00       0.00   120,864,387.10

IA4       96,478,100.00    80,080,053.82             0.00       357,607.49       357,607.49       0.00       0.00    75,820,200.35
IA5       52,708,103.00    46,257,067.18             0.00        14,150.19        14,150.19       0.00       0.00    45,715,122.02
IIA4      44,036,000.00    34,962,704.45             0.00       152,634.06       152,634.06       0.00       0.00    33,263,449.04
IIA5      16,634,896.00    15,261,254.99             0.00         6,055.29         6,055.29       0.00       0.00    14,296,769.30
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
IA1       8635723Q4      830.03331134      44.15362544      2.17278514       46.32641059     785.87968590      IA1        3.141250 %
IA2       8635725L3      830.03331000      44.15363000      2.17279000       46.32642000     785.87968000      IA2        3.141250 %
IA3       8635723R2      824.69471860      54.25008098      0.00000000       54.25008098     770.44463762      IA3        0.000000 %
IIA1      8635723U5      793.95731759      38.58786923      2.15774445       40.74561367     755.36944837      IIA1       3.261250 %
IIA2      8635725M1      793.95732000      38.58787000      2.15774000       40.74561000     755.36945000      IIA2       3.261250 %
IIA3      8635723V3      838.29039300       3.43216344      0.00000000        3.43216344     834.85822957      IIA3       0.000000 %
B1        8635723Y7      996.51063644       0.50120750      7.05861813        7.55982563     996.00942895      B1         8.500000 %
B2        8635723Z4      996.51063318       0.50120356      7.05861852        7.55982208     996.00942962      B2         8.500000 %
B3        8635724A8      996.51063440       0.50120340      7.05862001        7.55982341     996.00943100      B3         8.500000 %
B4        8635725H2      996.51062984       0.50120640      7.05861919        7.55982558     996.00942345      B4         8.500000 %
B5        8635725J8      996.51061135       0.50120815      7.05861718        7.55982533     996.00940320      B5         8.500000 %
B6        8635725K5      996.52819140       0.49738464      7.05874747        7.55613212     996.03080676      B6         8.500000 %
R         8635724B6        0.00000000       0.00000000      0.00000000        0.00000000       0.00000000      R          3.141250 %
TOTALS                   829.65759762      39.65139055      2.41483856       42.06622911     790.00620707

IA4       8635723S0      830.03348760       0.00000000      3.70661829        3.70661829     785.87990798      IA4        5.358750 %
IA5       8635723T8      877.60827173       0.00000000      0.26846328        0.26846328     867.32626329      IA5        0.367084 %
IIA4      8635723W1      793.95731788       0.00000000      3.46611999        3.46611999     755.36944863      IIA4       5.238750 %
IIA5      8635723X9      917.42412997       0.00000000      0.36401129        0.36401129     859.44446542      IIA5       0.476130 %
-------------------------------------------------------------------------------------------------------------   -------------------


                                       -6-


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS

                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTIA1          95,478,000.00     79,249,920.50     4,215,699.85    207,453.18     4,423,153.03    0.00     0.00       75,034,220.65
LTIA2           1,000,000.00        830,033.31        44,153.63      2,172.79        46,326.42    0.00     0.00          785,879.68
LTIA3           1,796,834.00      1,481,839.51        97,478.39          0.00        97,478.39    0.00     0.00        1,384,361.12
LTIAR                 100.00              0.00             0.00          2.67             2.67    0.00     0.00                0.00
LT1B            6,274,182.00      6,252,292.18         3,144.66     44,287.11        47,431.77    0.00     0.00        6,249,147.52
LTIIA1         43,036,000.00     34,168,747.12     1,660,667.54     92,860.69     1,753,528.23    0.00     0.00       32,508,079.58
LTIIA2          1,000,000.00        793,957.32        38,587.87      2,157.74        40,745.61    0.00     0.00          755,369.45
LTIIA3          1,499,678.00      1,257,165.66         5,147.14          0.00         5,147.14    0.00     0.00        1,252,018.52
LT2B            2,906,899.00      2,896,757.20         1,456.96     20,518.71        21,975.67    0.00     0.00        2,895,300.24
LTR                     0.00              0.00             0.00          0.00             0.00    0.00     0.00                0.00
TOTALS        152,991,693.00    126,930,712.80     6,066,336.04    369,452.89     6,435,788.93    0.00     0.00      120,864,376.76

LTIA5                   0.00              0.00             0.00          0.00             0.00    0.00     0.00                0.00
LTIIA5                  0.00              0.00             0.00          0.00             0.00    0.00     0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                               Ending              Class   Pass-thru
Class     cusip     Principal     Principal      Interest               Total              Principal                     Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTIA1          830.03331134     44.15362544   2.17278514           46.32641059          785.87968590            LTIA1    0.000000 %
LTIA2          830.03331000     44.15363000   2.17279000           46.32642000          785.87968000            LTIA2    0.000000 %
LTIA3          824.69471860     54.25008098   0.00000000           54.25008098          770.44463762            LTIA3    0.000000 %
LTIAR            0.00000000      0.00000000  26.70000000           26.70000000            0.00000000            LTIAR    0.000000 %
LT1B           996.51112767      0.50120637   7.05862693            7.55983330          996.00992129            LT1B     0.000000 %
LTIIA1         793.95731759     38.58786923   2.15774445           40.74561367          755.36944837            LTIIA1   0.000000 %
LTIIA2         793.95732000     38.58787000   2.15774000           40.74561000          755.36945000            LTIIA2   0.000000 %
LTIIA3         838.29039300      3.43216344   0.00000000            3.43216344          834.85822957            LTIIA3   0.000000 %
LT2B           996.51112749      0.50120764   7.05862502            7.55983266          996.00991985            LT2B     0.000000 %
TOTALS         829.65754749     39.65140800   2.41485588           42.06626389          790.00613948
-------------------------------------------------------------------------------------------------------------   -------------------

                                                -7-

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                     October 25, 2001



Sec. 4.03(i)    Unscheduled Principal Amounts                                            6,002,245.66
                Group 1 Unscheduled Principal                                            4,314,708.25
                Group 2 Unscheduled Principal                                            1,687,537.41


Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               120,864,387.82
                Group 1 Principal Balance                                               83,453,505.21
                Group 2 Principal Balance                                               37,410,882.61

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Group1                                                                           0.00
                Bankruptcy Losses                                                                0.00
                Group 1 Bankruptcy Losses                                                        0.00
                Group 2 Bankruptcy Losses                                                        0.00

                Fraud Losses                                                                     0.00
                Group 1 Fraud Losses                                                             0.00
                Group 2 Fraud Losses                                                             0.00

                Special Hazard Losses                                                            0.00
                Group 1 Special Hazard Losses                                                    0.00
                Group 2 Special Hazard Losses                                                    0.00

                Group 1 Bankruptcy Loss Amount                                             100,000.00
                Group 2 Bankruptcy Loss Amount                                             100,000.00

                Group 1 Fraud Loss Amount                                                2,090,982.00
                Group 2 Fraud Loss Amount                                                  968,852.00

                Group 1 Special Hazard Loss Amount                                       7,946,502.44
                Group 2 Special Hazard Loss Amount                                       1,985,256.59


Sec. 4.03(viii) Servicing Fees (includes Retained Interest)                                 26,443.86
                Sub-Servicing Fees                                                           1,095.25
                Trustee Fees                                                                   687.54


Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance               Percentage
                1 Month          3            1,326,156.85                  1.59 %
                2 Month          2              860,186.07                  1.03 %
                3 Month          1              128,000.00                  0.15 %
                Total            6            2,314,342.92                  2.77 %

                      Group 2
                Category      Number    Principal Balance               Percentage
                1 Month          4            1,543,568.80                  4.13 %
                2 Month          1              975,000.00                  2.61 %
                3 Month          0                    0.00                  0.00 %
                 Total           5            2,518,568.80                  6.74 %


                    Group Totals
                Category      Number    Principal Balance               Percentage
                1 Month          7            2,869,725.65                  2.37 %
                2 Month          3            1,835,186.07                  1.52 %
                3 Month          1              128,000.00                  0.11 %
                 Total          11            4,832,911.72                  4.00 %

                                       -9-

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                       October 25, 2001


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance               Percentage
                                   1           974,873.43                 1.17 %

                    Group 2
                              Number    Principal Balance               Percentage
                                   0                 0.00                 0.00 %

                    Group Totals
                              Number    Principal Balance               Percentage
                                   1           974,873.43                 0.81 %



Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
             THE CHASE MANHATTAN BANK - Structured Finance Services
                     450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------


